OTHER LONG-TERM LIABILITIES	12 Months Ended
Sep. 30, 2011
Other Long Term Liabilities Disclosure [Abstract]
Other Long Term Liabilities Disclosure [Text Block]
16.	OTHER LONG-TERM LIABILITIES

In prior years, the Company received government subsidies from local PRC government for research and development projects. Such government subsidies are recorded as other long-term liabilities as the management expects that the conditions attached to the government subsidies will not be fulfilled within one year. During the year, the management expects that the conditions attached to the government subsidies will be fulfilled within one year and such amount have been reclassified to other payables and accrued expenses in current liabilities as stated in note 15.